Exhibit 10.1
CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[Northrop Grumman Security Systems, LLC Logo]	Northrop Grumman Security Systems, LLC
7040B Troy Hill Drive
Elkridge, Maryland 21075
July 20, 2005

In Response Refer To: DLH-BDS-200705
Cepheid, Inc.
904 Caribbean Drive
Sunnyvale, California 94089
Attention: Mr. Brant Adornato

Subject:	Advanced Authorization for Two Million Three Hundred Thousand and Forty (2,300,040) Part Number 900-0124 Cartridges
Dear Mr. Adornato:
     Northrop Grumman Security Systems, LLC (NGSS) hereby provides this Advanced Authorization to Cepheid, Inc. to proceed with the fabrication of Two Million Three Hundred Thousand and Forty (2,300,040 or 19,167 cases of 120 cartridges each) of the Part Number 900-0124 Cartridges for the BDS Program. This advanced authorization is in accordance with the following terms:
•	The price for each of the Part Number 900-0124 Cartridges is $[***], for a total price of $[***] for the two million three hundred thousand and forty cartridges.

•	The price of $[***] per cartridge does not include the royalty of $[***] per cartridge that shall be paid by NGSS to Cepheid for the difference between the price that NGSS pays to Cepheid and the price that NGSS charges to USPS. The royalty payments will be added once a Purchase Order for the cartridges is in-place.

•	The price of $[***] for the 900-0124 cartridge is the same as that paid on the previous PO 8130000499.

•	The cartridges to be provided under this authorization shall comply with the shelf-life and Storage Temperature Requirements as specified in the Technical Requirements Document (TRD) for Bio-Identifier Module (BIM).

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

•	The cartridges to be provided under this authorization shall be delivered to the following schedule:

	Qty of	Cumulative Qty	Qty of	Cumulative
Delivery by:	Cartridges	of Cartridges	Cases	Qty of Cases
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
09/29/06	[***]	2,300,040	1,461	19,167

*	Deliveries in advance of this schedule will not be accepted.
•	In the event that NGSS decides to not proceed with the Purchase Order for these additional cartridges, NGSS hereby agrees to reimburse Cepheid for any actual and verifiable expenses incurred up to that point in fabricating the cartridges. Per previous discussions, Cepheid has committed that those expenses shall not exceed the following amounts:

o As of June30, 2005:	$[***]
o As of July 28th, 2005:	$[***]
     NGSS anticipates definitizing the Purchase Order that will result from this Advanced Authorization per the following schedule. Since this new Purchase Order will have the same Terms and Conditions and pricing as PO 8130000499 and Government Contract Number 3BMHRD-03-Z-5541 applies to this order, then all of the steps listed below may not be required.

• Finalize Pricing Submission	08/01/05
• Finalize Terms and Conditions	08/03/05
• Fact Finding	08/05/05
• Negotiations	08/10/05
• Release of Purchase Order	08/15/05

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Please acknowledge Cepheid’s acceptance of this Advanced Authorization by signing and dating a copy of this letter and returning it to the undersigned within 3 calendar days at FAX 410-694-2560. Should you have any questions regarding the above Advanced Authorization, please do not hesitate to contact the undersigned.

Sincerely,	Accepted and Agreed to this 20th day of July 2005

NORTHROP GRUMMAN SECURITY SYSTEMS, LLC	CEPHEID, INC.

Mr. Donald L. Hannah	By:	/s/ Brant Adornato

Subcontract Administrator		Mr. Brant Adornato
Telephone: (410) 471-4072
Fax: (410) 694-2560	Title:	Manager, Business Integration
Mail Stop 8875 Email: donald.hannah@ngc.com

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.